ACCOUNTS RECEIVABLE (Schedule of Accounts Receivable) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Trade	$ 9,396	$ 6,186
Notes receivable	2,252	1,248
Less - allowance for doubtful debt	(672)	(432)
Notes And Loans Receivable Net	10,976	7,002
Less - non-current accounts receivable	(477)	(374)
Total accounts receivable	$ 10,499	$ 6,628